UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

__________________

Date of Report (Date of earliest event reported): January 12, 2018

___________________

NORTHERN TECHNOLOGIES INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-11038	41-0857886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4201 Woodland Road P.O. Box 69 Circle Pines, Minnesota	55014
(Address of Principal Executive Offices)	(Zip Code)

(763) 225-6600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As disclosed in Item 5.07 below, on January 12, 2018, Northern Technologies International Corporation (“NTIC”) held its Annual Meeting of Stockholders (the “2018 Annual Meeting”). At the 2018 Annual Meeting, NTIC’s stockholders approved an amendment to NTIC’s Restated Certificate of Incorporation to amend Article IV thereof to increase NTIC’s authorized shares of common stock, $0.02 par value, from 10,000,000 to 15,000,000.

The foregoing summary of the amendment to NTIC’s Restated Certificate of Incorporation is qualified in its entirety by reference to the text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this current report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 12, 2018, NTIC held an Annual Meeting of Stockholders. The final results of NTIC’s stockholder vote at the 2018 Annual Meeting on each proposal brought before NTIC’s stockholders were as follows:

	For	Against/Withheld	Abstain	Broker Non-Votes
Proposal One— Election of directors, each to serve for a term of one year
Barbara D. Colwell	2,331,650	22,668	-	754,110
Soo-Keong Koh	2,339,350	14,968	-	754,110
Sunggyu Lee, Ph.D.	2,337,350	16,968	-	754,110
G. Patrick Lynch	2,337,350	14,968	-	754,110
Ramani Narayan, Ph.D.	2,337,350	14,968	-	754,110
Richard J. Nigon	2,337,350	14,968	-	754,110
Konstantin von Falkenhausen	2,337,150	17,168	-	754,110

	For	Against/Withheld	Abstain	Broker Non-Votes
Proposal Two—Approval, on an advisory basis, of the compensation of NTIC’s named executive officers, as disclosed in NTIC’s proxy statement	2,288,432	31,810	34,076	754,110

	For	Against/Withheld	Abstain	Broker Non-Votes
Proposal Three —Ratification of the selection of Baker Tilly Virchow Krause, LLP as NTIC’s independent registered public accounting firm for the fiscal year ending August 31, 2018	3,079,289	28,249	890	0

	For	Against/Withheld	Abstain	Broker Non-Votes
Proposal Four— Approval of an amendment to NTIC’s Restated Certificate of Incorporation to increase authorized shares of common stock from 10,000,000 to 15,000,000	2,895,127	92,318	120,983	0

With respect to Proposal One, each of the director nominees was elected by NTIC’s stockholders by the required vote. Each of Proposal Two, Proposal Three and Proposal Four were approved by NTIC’s stockholders by the required vote.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Restated Certificate of Incorporation of Northern Technologies International Corporation dated January 16, 2018 (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN TECHNOLOGIES
INTERNATIONAL CORPORATION

By:
Matthew C. Wolsfeld
Chief Financial Officer and Corporate Secretary

Dated: January 16, 2018